UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2025

COCA-COLA CONSOLIDATED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980) 392-8298

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COKE	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 7, 2025, F. Scott Anthony, Executive Vice President and Chief Financial Officer (principal financial officer) of Coca‑Cola Consolidated, Inc. (the “Company”), notified the Company of his resignation from all of his positions with the Company and its subsidiaries and affiliates, effective March 31, 2025 (the “Effective Date”). Mr. Anthony is retiring, and his departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its financial statements, accounting policies or internal controls. The Company intends to engage Mr. Anthony as a consultant following his retirement to assist with various matters related to the transition of his responsibilities.

(c) In connection with the resignation of Mr. Anthony, on January 7, 2025, the Executive Committee of the Board of Directors of the Company appointed Matthew J. Blickley, the Company’s Senior Vice President, Financial Planning and Chief Accounting Officer (principal accounting officer) as Executive Vice President and Chief Financial Officer (principal financial officer) of the Company, effective April 1, 2025. Mr. Blickley will continue to serve as the Company’s Chief Accounting Officer. Mr. Blickley, age 42, is a certified public accountant and has been Chief Accounting Officer of the Company since August 2020. Mr. Blickley has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Blickley and any other persons pursuant to which he was selected as Executive Vice President and Chief Financial Officer of the Company. In addition, there are no transactions involving the Company and Mr. Blickley that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

A copy of the press release discussing these announcements is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description	Incorporated by Reference or Filed/Furnished Herewith
99.1	News release issued on January 10, 2025.	Furnished herewith.
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: January 10, 2025	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary